[EXECUTION COPY]

                               AMENDMENT NO. 1 TO
                      SERIES 1997-1 SUPPLEMENTAL INDENTURE


         THIS AMENDMENT NO. 1 TO SERIES 1997-1 SUPPLEMENTAL INDENTURE, dated as of December 9, 1998 (this "Amendment"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor, AMERICAN FINANCE GROUP, INC., a Delaware corporation, as Servicer, FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC., a Virginia corporation, as Deal Agent (the "Deal Agent") and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee"). Capitalized terms used but not otherwise defined herein are used as defined in the Series 1997-1 Supplemental Indenture, dated as of October 14, 1997, among AFG, the Deal Agent, the Trustee and the Collateral Trustee (as amended, modified or supplemented, the "Agreement").

         WHEREAS, the Transferor, the Servicer, the Deal Agent, the Trustee and the Collateral Trustee wish to amend the Agreement in the manner provided for in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The definition of "Facility Amount" set forth in Section 2 of the Agreement is amended and restated in its entirety to read as follows:

                  Facility Amount:  $150,000,000.

         2. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

         3. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


         4. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.



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           IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                           AFG CREDIT CORPORATION,
                           as Transferor




                           By: /s/ J. Michael Allgood
                               ----------------------------------------
                               Name:  J. Michael Allgood
                               Title:    Vice President & Treasurer


                           AMERICAN FINANCE GROUP, INC.
                           as Servicer




                           By: /s/ J. Michael Allgood
                               --------------------------------------------
                               Name:  J. Michael Allgood
                               Title: Director


                            FIRST UNION CAPITAL MARKERS, a division
                            of WHEAT FIRST SECURITIES, INC.,
                            as Deal Agent




                            By: /s/ Darrell R. Baber
                                ---------------------------------------------
                                Name:  Darrell R. Baber
                                Title:    Director







                            BANKERS TRUST COMPANY,
                            as Trustee




                            By: /s/ Marc Parilla
                                ----------------------------------------
                                Name: Marc Parilla
                                Title:   Assistant Treasurer


                            BANKERS TRUST COMPANY,
                            as Collateral Trustee




                            By: /s/ Marc Parilla
                                ------------------------------------------
                                Name: Marc Parilla
                                Title:    Assistant Treasurer